FIRST AMENDMENT

TO

AGREEMENT FOR PURCHASE AND SALE

THIS FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE (herein called this "Amendment") is made and entered into as of the 27th day of July, 2009, by and between USI II, LLC, a Delaware limited liability company (herein, "Seller"), and Strategic Capital Holdings, LLC, a Virginia limited liability company (formerly known as U.S. Commercial LLC) (herein, "Buyer").

W I T N E S S E T H:

WHEREAS, Seller and Buyer heretofore entered into that certain Agreement for Purchase and Sale dated effective June 10, 2009 (herein, the "Contract"), respecting that certain improved real property located at 69 Mallory Avenue, Jersey City, New Jersey; and

WHEREAS, Seller and Buyer desire to modify the Contract in certain respects, all as more particularly set forth below.

NOW, THEREFORE, for and in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1.Purchase Price. Section 2 of the Contract is deleted in its entirely and the following is substituted therefore:

"2. PURCHASE PRICE. The purchase price ("Purchase Price") for the Property, shall be the sum of Eleven Million Six Hundred Twenty Five Thousand and no/100 Dollars ($11,625,000.00) payable in cash at Closing (as hereinafter defined), by wire transfer of immediately available funds."

2. Miscellaneous.

(a) Seller and Buyer hereby ratify the Contract in accordance with its terms, as modified hereby.

(b) To the extent not otherwise defined herein, all capitalized terms used in this Amendment shall have the meanings ascribed to them in the Contract.

(c) This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns.

(d) This Amendment may be executed in a number of identical counterparts. If so executed, each of such counterparts shall be deemed an original for all purposes, and such counterparts shall, collectively, constitute one agreement.

(e) For purposes of this Amendment, signatures delivered by facsimile or electronic mail shall be as binding as originals upon the parties so signing and delivering.

(f) In the event of a conflict between the terms of this Amendment and the terms of the Contract, the terms of this Amendment shall control.

(g) The captions and headings used in this Amendment are for convenience only and do not in any way restrict, modify or amplify the terms of this Amendment or the Contract.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

SELLER:

USI II, LLC, a Delaware limited liability company

By: /s/ Jeffrey P. Foster

Name: Jeffrey P. Foster

Title: Vice President

BUYER:

Strategic Capital Holdings, LLC, a Virginia limited liability company (formerly known as U.S. Commercial LLC)

By: /s/ H. Michael Schwartz

Name: H. Michael Schwartz

Title: President